UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2004

WII COMPONENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115490	73-1662631
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

525 Lincoln Avenue SE St. Cloud, Minnesota 56304
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   (320) 252-1503

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2004, WII Components, Inc. issued a press release announcing its financial results for the third quarter of 2004.  The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1                                       Press Release of WII Components, Inc. dated November 4, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

Dated: November 4, 2004	By:	/ S/ Dale Herbst
Dale Herbst
Chief Financial Officer

Exhibit Index

99.1                                        Press Release of WII Components, Inc. dated November 4, 2004.